Mitel Networks to acquire Mavenir Systems March 2, 2015 Exhibit 99.2

| ©2014 Mitel. Proprietary and Confidential. Safe Harbor Statement 2

|   ©2014 Mitel. Proprietary and Confidential.
Safe Harbor Statement (cont’d)

Forward Looking Statements
Some of the statements in this presentation are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and
Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; the ability to obtain required regulatory approvals for the exchange offer and merger, the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the acquisition of Mavenir; the risk that the conditions to the exchange offer or merger are not satisfied on a timely basis or at all and the failure of the exchange offer or merger to close for any other reason; risks relating to the value of the Mitel common shares to be issued in connection with the exchange offer and merger; the anticipated size of the markets and continued demand for Mitel and
Mavenir products and the impact of competitive products and pricing that could result from the announcement of the acquisition of Mavenir; access to available financing on a timely basis and on reasonable terms, including the refinancing of Mitel’s debt to fund the cash portion of the consideration in connection with the exchange offer and merger; Mitel's ability to achieve or sustain profitability in the future since its acquisition of Aastra; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions, particularly in connection with the Ukraine and the Middle East; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to implement and achieve its business strategies successfully. Additional risks are described under the heading "Risk Factors" in Mitel's Annual Report on
Form 10-K for the year ended December 31, 2014, filed with the SEC on February 26, 2015, and in Mavenir’s Annual Report on Form 10-K for the year ended December 31, 2014 to be filed with the SEC. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel does not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

|   ©2014 Mitel. Proprietary and Confidential.
Transaction Overview

Under the terms of the agreement, Mitel Networks will acquire Mavenir
Systems for $560 million purchase price
Consideration
$17.94 per share to
MVNR shareholders;
$11.08 per share in cash
and 0.675x Mitel shares
per share of Mavenir
Cash consideration
funded with ~$50mm in
cash from the balance
sheet and new debt
Pro Forma Ownership
MVNR shareholders will
own ~16% of MITL
Closing Details
Anticipated to close in
second quarter 2015
Leadership
• Pardeep Kohli will join Mitel as President, Mavenir, Mobile Division of Mitel
Key Pro Forma Financials
Revenue:  $1.2bn
EBITDA:  $164mn
Synergies: ~$20mm run rate
Pro Forma Net Debt /
Adjusted CY14 EBITDA: 3.2x

|   ©2014 Mitel. Proprietary and Confidential.
Mavenir Overview

• Wireless pure-play networking solutions provider
• Leading provider of mobile voice, messaging and video solutions
• Capitalizing on two key network trends
• 4G All-IP
• Virtualized, scalable software
• Customer relationships with 15 of the top 20 mobile global operators
• 4 of top 5 in the Europe
• 3 of the top 4 in US
• Positioned well to drive growth from transition to 4G/VoLTE
• Strong financial profile
• CY-2014 Revenues: $129.8 million, up 28.1% vs. CY13
• ~1100 employees
• Growing number of carrier footprint wins

| ©2014 Mitel. Proprietary and Confidential. Mavenir – A Leader in Mobility Point S/W-based Solutions Complete S/W Portfolio 6 End to End (proprietary H/W)

|   ©2014 Mitel. Proprietary and Confidential.
Customer Highlights

VoLTE/WiFi
17
RCS
17
CORE
23
2G/3G/4G
130+
Based on Mavenir 2Q2014 data
Growing Roster of Blue Chip 4G Customers
• 4 of top 5 operators in the Europe; 3 of top 4 operators in US
Diversified 4G Customer Base
• Geographically diverse, as well across product lines
Strong 2G/3G Customer Base
• 15 of top 20 operators globally

| ©2014 Mitel. Proprietary and Confidential. Strong/Diverse Customer Base 130+ Customers Globally with over 2B Subscribers Growing Roster of Tier One Customers for Next Generation 4G Solutions 8

| ©2014 Mitel. Proprietary and Confidential. Mavenir’s 4G Solutions Addressing the Opportunity 9

|   ©2014 Mitel. Proprietary and Confidential.
The New Mitel
Next Generation Fixed, Mobile & Cloud Communications Experts
10
Enterprise
Mobile
Experts in Business &
Consumer IP
Communications
Positioned to lead the
Mobilization of Unified
Communications
Telco Cloud Front-Runner
• Virtualized SW Portfolio
• NFV/SDN Architectures
Market Scale & Diversity
• 2500+ Channel Partners
• 15 of Top 20 Mobile Operators
Global Leadership
• #1 Business Cloud Communications
• #1 Eur / #3 US Total PBX/IP PBX
• A Leader in VoLTE/RCS

|   ©2014 Mitel. Proprietary and Confidential.
Market Dynamics Driving Change

Commoditization Price Pressure Segmentation
New Service Providers Challenging Traditional Operators’
Business & Operating Model
Operators
Rich services driving usage
Expansion into enterprise
Mobile apps supporting BYOD
Pricing driving residential share
OTT Cloud Telephony
Service ubiquity constraints
Economy of scale challenges
Wireline Wireless Business

|   ©2014 Mitel. Proprietary and Confidential.
Capitalizing on Two Major Trends

Convergence
Wireline Wireless Business
CONVERGENCE
Operators
Org Realignment
Wireless and Business
Units Consolidation
Adjacency
Expansion, Mergers,
Technology Rationalization
Cloud
Virtualization, NFV, SDN,
Telco Cloud
Service
Ubiquity
Network
Consolidation
New Business
Models
Operators are Transforming
Cloud

|   ©2014 Mitel. Proprietary and Confidential.
Convergence Creating Market Opportunity

Mobile
Infrastructure
Hosted
Business Services
Cloud
Seats
Premise
Equipment
Consumer Business
Operator Enterprise
#2 VoLTE/RCS
#1 EMEA/#3 N.A.
PBX/IP PBX
#1 Business Cloud
Communications
UC Mobility
GREATER THAN SUM OF ALL PARTS
RELATIONSHIP
VALUE
TECHNOLOGY
Valuable Business Features
Enterprise relationships
Converged IP Network
Incumbent at operators
Mass Market Scale
Cloud Infrastructure

|   ©2014 Mitel. Proprietary and Confidential.
Mobilization of Unified Communications
Collaboration
Cloud/Hosted
Contact Center Voice/Video
SERVICES
DELIVERY
Mobilization of Unified Communications Across Industry
Verticals and Access Technologies
Mobile

| ©2014 Mitel. Proprietary and Confidential. Speed up to 15x faster Services more revenue Savings less cost Spectrum up to 10x better Why 4G LTE is a Necessity 15

|   ©2014 Mitel. Proprietary and Confidential.
4G LTE Progress
Operators globally
1000+
Source: GSMA, February 2015
2014 – 59.6 million VoLTE subscriptions
2019 – 1.2 billion VoLTE subscriptions
Source: ABI June 2014
16
<5%
Connections on
LTE
801
invested in LTE
445
launched

|   ©2014 Mitel. Proprietary and Confidential.
Mitel
•
Growth
– Creates three growth pillars with
combined $300m revenue growing at
>20% YoY
– Cloud + Contact Center + Mobility
– Supply Operators directly in addition
to Enterprises
•
TAM
– $14b increase by 2018
•
Portfolio
– Accelerates Mobile UC evolution
– Introduces highly scalable mobile
platform
Mavenir
•
Scale
– Grows and diversifies revenue
sources ($1B+)
– Growth in Sales and Operations to
support increased business
– Expanded global presence via Mitel
channel partners
•
Portfolio
– Introduces feature rich business
services
– Accelerates in-flight Mobile UC and
differentiated end-to-end SIP
Trunking offer
– Gains access to robust vertically
integrated Enterprise solutions
Transaction Benefits

|   ©2014 Mitel. Proprietary and Confidential.
Source: Company filings and Wall Street research.
(1) TAM growth includes new Business Services in 2015, which grows from $1.1bn in 2015 to $3.1bn in 2018 at a CAGR of 42%.
Voice
Expertise
Operational
Expertise
• Differentiated and broadest business
IP-voice portfolio in the industry for all
business size segments with broad regional
strength
• Continually expanding margins and increasing
profitability; history of successful synergy
attainment
• Management successfully integrated and realized
synergy from multiple acquisitions
Execution
on Growing
Market
Mitel Skill Set
Premise
Cloud
• Stable and profitable business
• Provides strong cash flow to support high growth
Cloud and Carrier Mobility growth
• Hardware to software transition
• $6.8bn TAM in 2014 growing at 1-2% CAGR to
$7.6bn in 2018
• Revenues growing at 24% and exceed 10% of
quarterly revenue
• Positioned to benefit from fast growing market
• Public and private cloud
• $5.0bn TAM in 2014 growing at 14.7% CAGR to
$8.7bn in 2018
Mobile
Opportunities
• Mavenir provides key strategic carrier
relationships
• Key personnel with expertise in mobile
infrastructure
• Strong technology and patents
• Large and rapidly growing market: $2.6bn TAM in
2014 growing at 54.5% CAGR to $14bn 2018 (1)
• Mitel undergoing successful business transition to
Cloud and Contact Center, two rapidly growing
markets
• Cloud and Contact Center to make up 16% of Mitel
revenue in 2015; Contact Center outpacing market
growth by 3x
• Proven ability to grow faster than market
Leveraging Mitel’s Core Skill Sets

|   ©2014 Mitel. Proprietary and Confidential.
Expand Market Through Combination

Source: IDC.
Additional
TAM from
Mavenir
Mitel
Existing
TAM
($bn)
TAM Expansion
19.6% Pro Forma
‘14 – ’18 CAGR
6.8
7.6
5.0
8.7
2.7 3.9
2.6
14.8
$17.1
$35.0
2014
2018
Premise Based IP PBX Hosted/Cloud Voice and UC Contact Center Applications Mobility
2.7
2.6

|   ©2014 Mitel. Proprietary and Confidential.
Represent
16% of
Revenue in
2015
Represent
28% of
Revenue in
2015
Source: Mitel and Mavenir management estimates.
2015 Before 2015 After
Premise Growth Rate: (4%)
Cloud + Contact Center
Growth Rate
>20%
Premise Growth Rate: (4%)
Cloud + Contact Center + Mobility
Growth Rate
>20%
Mitel’s Three Strategic Growth Pillars
Mobile/Cloud/Contact Centre Represent ~30% Rev Mix in 2015

Contact Center
5%

|   ©2014 Mitel. Proprietary and Confidential.
Mitel / Mavenir Portfolios
Mobile
2G / 3G / 4G / Wi-Fi
MMTEL & 3GPP Services
Converged IP Core
Mavenir Mitel
•
Highly Scalable Mobile Platform
•
Converged IP Core Network
•
Wireless & Fixed Network Services
•
Feature Rich Business Services
•
Leading Cloud Telephony Services
•
Broad Industry Vertical Solutions

|   ©2014 Mitel. Proprietary and Confidential.
Mitel + Mavenir Portfolios
Mobile / Cloud / Fixed
2G / 3G / 4G / Wi-Fi
MMTEL & 3GPP Services
Converged IP Core
Mitel
•
Highly Scalable Converged Mobile & Fixed Platform
•
Broad Range of Fixed/Cloud Mobile Business Services
•
Suite of Converged IP Core Networking Solutions
•
Broad Industry Vertical Solutions

2014 Proforma P&L

Represents Non-GAAP financials
Revenue $1,104M $130M $1,234M
Gross Profit
1
$590M $73M $663M
Gross Margin % 53% 56% 54%
Operating Expenses
1
$457M $79M $536M
Operating Profit
1
$133M ($6M) $127M
Operating Margin % 12% (5%) 10%
EBITDA
1
$167M ($3M) $164M
EBITDA Margin % 15% (2%) 13%
|   ©2014 Mitel. Proprietary and Confidential.
1

|   ©2014 Mitel. Proprietary and Confidential.
Preliminary Thoughts on Synergies
• Early estimates $20M, by mid CY17, with $26M est. one time costs
• Approx. 200 outsourced R&D staff in India…bring in house $3-4M
• Leverage low cost R&D centre in India        $3-4M
• Duplicate public company costs $3-4M
• Facilities/Marketing programs/Sales/IT/G&A                      $3-4M
• R&D cost avoidance re: mobile PBX (leverage Mitel’s Telepo solution)             $3-5M
• Attractive revenue synergies seen in combined company           TBD
• Leveraging scale/balance sheet of larger entity
• Cross selling Mitel cloud solutions via existing Mavenir carrier relationships
• Cross selling Mavenir solutions into existing Mitel carrier relationships

|   ©2014 Mitel. Proprietary and Confidential.
Acquisition Drives Improved Target Model

1
2
Prior Target Model Mitel (2017)
Post –Mavenir Target Model
Mitel {2017}
1
Gross Margin
55% - 56% 57% - 59%
R&D
2
9% - 10% 11% - 12%
SG&A
2
30% - 32% 30% - 31%
Adjusted EBITDA
17% - 19% 18% - 20%
Effective Tax Rate
18% - 20% 18% - 20%
1
Target model assumes integration and synergies complete, exiting 2017
Excludes stock-based compensation, amortization of acquired intangibles, and special charges and restructuring costs

|   ©2014 Mitel. Proprietary and Confidential.
Big Picture - Strategy
Rapid growth with
27% year/year
Results outpacing
market growth by
3x
Robust
Ecosystem
Rapidly
Expand
in the
contact center
Solid revenue
Excellent
improvement in
gross margin
Hardware to
software transition
Large installed
base
Maximize
value
in the premise
Fastest growing
Public and
private
Revenues
exceeded 10% of
total quarterly
revenue
Accelerate
in the cloud
Rapidly growing
end market (55%
CAGR)
Convergence of
fixed and mobile
technologies
BYOD movement
Expand
into
mobile

|   ©2014 Mitel. Proprietary and Confidential.
Key Transaction Takeaways
• An offensive and defensive strategy
• Enhanced shareholder value creation
• Growth
• Comfortable leverage/rapidly de-levers
• Modestly dilutive in 2  half of CY15/accretive in 2016
• Materially expanded TAM opportunity/rapid growth market
• Cloud + Contact Center + Mobile builds a $300+ million revenue base growing at
>20% year-over-year
• High visibility with 15 of top 20 mobile global operators, including top 4 in the US
Mitel - the Next Generation Fixed, Mobile & Cloud Communications Experts

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